UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21571

The Rogé Partners Funds

(Exact name of registrant as specified in charter)

603 Johnson Avenue, Suite 103, Bohemia, NY 11716

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-218-0077

Date of fiscal year end:

6/30

Date of reporting period: 12/31/06

Item 1.  Reports to Stockholders.

Rogé Partners Fund Semi-Annual Report December 31, 2006 Investment Manager R.W. Rogé & Company, Inc. 630 Johnson Avenue, Suite 103 Bohemia, NY 11716 1-888-800-ROGÉ

Rogé Partners Fund
SHAREHOLDER LETTER
December 31, 2006

Dear Shareholder,

We are very pleased with the performance of the Rogé Partners FundSMi (“the Fund”) for the 6-month period ending December 31, 2006.  The Fund returned 12.97%, ahead of the S&P 500’sii return of 12.74% and just shy of the MSCI World Index’siii return of 13.21%. For calendar year 2006, the Fund returned 20.92%, well ahead of the S&P 500’s return of 15.79% and the MSCI World Index’s return of 20.07%.

One mutual fund that we highlighted last year in our year-end report was the Tilson Focus Fund (TILFX). We felt that managers Whitney Tilson and Glenn Tongue were bright, motivated, and patient value managers with a terrific network of investors with whom they share ideas. TILFX was the best performing domestic mutual fund in our portfolio (excluding sector funds). TILFX returned 24.17% for 2006 outpacing the S&P 500’s return by 8.38%. We would like to thank Whitney and Glenn for their hard work and wish them continued success.

We did, however, make some mistakes during the second half of the year. The biggest deterrent to the Fund’s performance came because of a change to the Canadian Income Trust taxation framework. The Canadian finance minister announced a plan to require that income trusts pay an entity level income tax at a rate of 31.5%, which would be in addition to the dividend tax paid by the unit holders. Although the tax change would not take effect until 2011, it resulted in a significant impairment to the long-term after-tax earnings power of these businesses and a consequent reduction in their intrinsic value. At the time of the announcement, the Fund held Big Rock Brewery Income Trust (BR.TO)iv. In light of the downward pressure on the stock, we continue to hold our position and feel that the shares are at an appropriate discount to our calculated intrinsic value for the firm. In addition, we continued to avoid adding to our small-cap exposure.  Small cap continued its excellent performance throughout the second half of the year.

We would like to stress the importance of our multiple manager model.  In light of some mutual funds underperforming, and some funds shooting the lights out for the year, the Fund’s overall performance was good on both a relative and absolute basis.  We continue to favor multi-cap, concentrated mutual funds. We like managers who have the flexibility to invest among all avenues of the market, as well as, to invest in their best ideas. This style of investing isn’t for everybody since it requires a certain temperament to withstand short-term underperformance. However, we believe that over the long-term, investing in concentrated funds will pay off for our shareholder.

A good example of our patience as investors is our “come-back kid” mutual fund for 2006. The Longleaf Partners Fund (LLPFX)v underperformed in 2005, returning only 3.62%. Other professionals that we spoke with over the year seemed concerned that what had been a remarkable management team all of a sudden was hit with the “dumb stick”.  However, we remained unfazed and continued to add to the position throughout the year. LLPFX had an impressive showing in 2006, growing 21.63%. This highlights the temperament investors must have when dealing with ultra-concentrated mutual funds. What hurt a fund the previous year may help it dramatically in the next, which was the case with LLPFX and its sizeable holding in General Motors (GM) common stock.

Rogé Partners Fund
SHAREHOLDER LETTER (Continued)
December 31, 2006

We continued to aggressively purchase shares of Legg Mason, Inc.vi throughout the quarter. We thought we might shed some light on why we feel the shares are an attractive long-term investment. Legg Mason (LM) has conservatively built an extremely strong franchise in the investment management business. We believe they have the right business model in the mutual fund industry and understand the importance of keeping talented portfolio managers for life. Their institutional asset management business has gained a lot of momentum recently as their performance ranks among the best in the industry. Some subsidiaries of LM include such great value investing firms such as Royce & Associates and Private Capital Management (both acquired in 2001), and bond giant Western Asset Management.

LM has been able to have a compound annual growth rate of net income over the last 10 years of approximately 23% and has maintained healthy profit margins. Bill Miller, manager of LM's flagship fund Legg Mason Value Trust, continues to attract new investments to the firm. Since December of 1999, LM has increased assets under management by 175% (pre-Citigroup swap), well ahead of most competitors over that time frame.

They have very reasonable goals for the company over the next couple of years that will likely spur above average growth. Legg Mason's former CEO Chip Mason has a knack for buying terrific asset management firms at cheap valuations. Some of the larger acquisitions throughout the years have been Western Asset Management and Private Capital Management, and most recently Permal (hedge funds) and the former Smith Barney Funds (now called the Legg Mason Partners Funds).

Generally, it is wise to purchase asset management firms like LM when they trade below 2% of total assets under management. Appling that ratio to LM's $944.8 billion and you arrive at a valuation of $18.90 billion. This compares favorably to LM's current market cap of $13.9 billion, or close to a 30% discount. Pinnacle Financial recently purchased Washington Mutual's asset management division for 2.85% of AUM for $26 Billion in managed funds. Another example is the acquisition of the Henlopen Fund (HENLX) by Hennessy Advisors, Inc. (OTCBB:HNNA) for 2.25% of AUM. I would argue that LM has a better reputation for some of its divisions than the prior two examples.

Another hidden asset is the hedge fund firm The Permal Group which LM acquired around the same time as the Citi swap. Permal manages approximately $27 billion in high-margin hedge fund assets. Other publicly traded hedge fund asset management firms trade at large premiums to a percentage of AUM. For example, applying the same multiple of other hedge-fund management firms with similar strategies such as RAB Capital (RAB.LN), brings Permal’s implied market value to 5.20 billion (LM owns 80% of Permal with an option to buy the rest over four years) or nearly 40% of LM market cap. Implied market value for The Permal Group becomes even higher using other publicly traded hedge fund group multiples such as The Ashmore Group (ASHM.LN) which fetches of 5% of AUM. Meanwhile, LM purchase price for 100% of the Permal group was $1.386 billion just months ago.

Rogé Partners Fund
SHAREHOLDER LETTER (Continued)
December 31, 2006

LM stock has come under pressure recently due to reduced earnings guidance in the second quarter. However, LM cites lower-than-expected revenue due to change in asset mix (more in fixed income and liquidity which has lower margins),  a one-time $12 million in mutual fund distribution fees, and under performance from one of LM's biggest draws - Bill Miller, whose Legg Mason Value Trust (LMNVX) trailed the S&P 500 by 9.94% for the year. We believe the short-term under performance of LMNVX is temporary, and Mr. Miller's outstanding performance record will continue for the foreseeable future.

We think there are a number of cost cutting synergies LM can exploit integrating the Legg Mason Partners Funds into their own. We believe the current share price is a small price to pay for a world-class asset management firm that will continue to grow at great clips for years to come. Our most conservative estimate of what LM is worth is approximately $140 per share.

As managers and fellow shareholders of the Fund, we want to thank you for the confidence and trust you have placed in us. As your manager, we take our responsibility for investing shareholder money very seriously.

Sincerely,

Ronald W. Rogé, MS, CFP®

Steven M. Rogé, CMFC®

Co-Portfolio Manager

Co-Portfolio Manager

i The Rogé Partners FundSM, Rogé Partners FundsSM and the ResearchEdge® are service marks and registered trademarks of R.W. Rogé & Company, Inc. All rights reserved.

ii The S&P 500 is a market capitalization weighted measure of 500 widely held common stocks. Please note, an investor may not invest directly in an index.

iii The MSCI World Index (USD) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

iv Big Rock Brewery comprised 0.46% of the Fund’s assets as of December 31st, 2006

v Longleaf Partners Fund comprised 4.32% of the Fund’s assets as of December 31st, 2006

vi Legg Mason, Inc. comprised 3.08% of the Fund’s assets as of December 31st, 2006

Rogé Partners Fund
PORTFOLIO REVIEW
December 31, 2006

                                                       The Fund’s performance figures* for the period ending December 31, 2006, compared to its benchmarks:

	Six Months	One Year	Inception** – December 31, 2006 (Annualized)	Inception** – December 31, 2006 (Cumulative Return)
The Rogé Partners Fund	12.97%	20.92%	18.65%	46.91%
S&P 500 Index	12.74%	15.79%	12.64%	30.71%
MSCI World Index	13.21%	20.07%	17.99%	45.08%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.

** Inception date is October 1, 2004.

The Fund’s Top Ten Sectors are as follows:

Sectors	Percentage of Net Assets
Value Equity Mutual Funds	23.89%
International Equity Mutual Funds	12.04%
Growth Equity Mutual Funds	11.51%
Diversified Financials	8.65%
Blend Equity Mutual Funds	7.98%
Investment Companies	7.82%
Insurance	4.70%
Investment Banks	3.08%
Natural Resources Sector Mutual Funds	2.90%
REITS – Real Estate Investment Trust	2.86%
Other/Cash & Equivalents	14.57%
100.00%

Investors should carefully consider the investment objectives, risks, charges and expenses of the Rogé Partners Funds. This and other important information about the Rogé Partners Funds is contained in the prospectus, which can be obtained by calling toll free: 1-888-800-ROGE. The prospectus should be read carefully before investing.

The Rogé Partners Funds are distributed by Aquarius Fund Distributors, LLC. Member NASD/SIPC.

Rogé Partners Fund
SCHEDULE OF INVESTMENTS
December 31, 2006 (Unaudited)

Shares	Security		Value

	EQUITY MUTUAL FUNDS (RIC's) - 58.55%
	Blend - 7.98%
23,363	Fairholme Fund		$ 677,294
30,214	Matthew 25 Fund		552,621
			1,229,915

	Growth - 11.51%
21,776	Baron Partners Fund		486,486
538	Baron Small Cap Fund		12,287
14,900	Boulder Total Return Fund		332,866
32,328	Legg Mason Opportunity Trust		629,753
2,012	Satuit Capital Micro Cap Fund		52,802
20,389	Tilson Focus Fund		259,762
			1,773,956

	International - 12.04%
24,105	Artisan International Value Fund, Investor Shares		673,246
3,428	Dodge & Cox International Stock Fund		149,663
26,286	Third Avenue International Value Fund		576,716
14,493	Tweedy Browne Global Value Fund		448,274
426	Wasatch International Growth Fund		8,738
			1,856,637

	Sector - Natural Resources - 2.90%
9,726	T. Rowe Price New Era Fund		447,374

	Sector - Real Estate - 0.08%
346	Third Avenue Real Estate Value Fund		11,970

	Sector - Transportation - 0.15%
2,400	ATS Andlauer Income Fund		23,099

	Value - 23.89%
7,764	Aegis Value Fund		111,872
10,484	Brown Advisory Small Cap Value Fund		151,914
6,738	First Manhattan Strategic Value Fund (a)		158,350
21,029	John Hancock Funds II - Classic Value Fund		239,521
19,106	Longleaf Partners Fund		666,042
8,781	New River Small Cap Fund		135,660
1,216	Oakmark Select Fund, Class I		40,700

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2006 (Unaudited)

Shares	Security		Value

	Value - 23.89% (continued)
7,644	Pinnacle Value Fund		$ 105,491
17,073	Presidio Fund +		232,882
58,510	The Weitz Funds - Partners III Opportunity Fund		665,843
789	Third Avenue Small Cap Value Fund		20,387
8,191	Third Avenue Value Fund		487,025
54,671	Wintergreen Fund		667,534
			3,683,221
	TOTAL EQUITY MUTUAL FUNDS
	(Cost $7,854,772)		9,026,172

	COMMON STOCKS - 36.90%
	Basic Materials - 0.65%
	Mining - 0.65%
10,000	Dundee Precious Metals, Inc. +		99,596

	Communications - 1.53%
	Broadcast Services/Media - 1.53%
1,100	Liberty Media Corp, Capital, Class A +		107,778
9,500	DG FastChannel, Inc. +		128,060
			235,838
	Consumer Cyclical - 2.52%
	Leisure Time - 2.52%
8,509	Ambassadors International, Inc.		388,180

	Consumer Non-Cyclical - 0.56%
	Tobacco - 0.56%
1,000	Altria Group, Inc.		85,820

	Financials - 27.11%
	Diversified Financials - 8.65%
15,000	Leucadia National Corp.		423,000
1,882	Diamond Hill Investment Group, Inc. +		157,580
3,100	International Assets Holding Corp. +		89,001
14,325	Resource America, Inc., Class A		378,180
7,000	MVC Capital, Inc.		93,520
9,000	RHJ International +		192,260
			1,333,541

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2006 (Unaudited)

Shares	Security		Value

	Insurance - 4.70%
140	Berkshire Hathaway, Inc., Class B +		$ 513,240
2,200	Enstar Group, Inc. +		210,980
			724,220

	Investment Banks - 3.08%
5,000	Legg Mason, Inc.		475,250

	Investment Companies - 7.82%
5,605	Capital Southwest Corp.		707,575
1,500	Corporacion Financiera Alba, SA **		111,855
14,500	Investor AB, Class A **		351,746
1,500	Investor AB, Class A **		35,250
			1,206,426

	REITS - 2.86%
64,400	Winthrop Realty Trust		441,140

	Food & Beverages - 2.85%
	Beverages - 2.85%
2,200	Anheuser-Busch Co., Inc.		108,240
3,300	Diageo PLC, ADR		261,723
6,000	Big Rock Brewery Income Trust		70,170
			440,133
	Industrial - 1.38%
	Transportation - 1.38%
98,568	Wridgways Australia, Ltd.		189,567
400	Florida East Coast Industries, Inc.		23,840
			213,407
	Technology - 0.30%
	Software - 0.30%
281,500	Excapsa Software, Inc. + ++ (a)		45,603

	TOTAL COMMON STOCKS
	(Cost $4,314,251)		5,689,154

	LIMITED PARTNERSHIP - 1.48%
200,000	Armor Capital Partners LP + ++ (a)
	(Cost $200,000)		228,875

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2006 (Unaudited)

Shares	Security		Value

	SHORT-TERM INVESTMENTS - 3.36%
	Money Market Mutual Funds - 3.36%
518,719	Goldman Sachs Financial Square Funds, Prime
	Obligations Portfolio (Cost $518,719)		$ 518,719

	TOTAL INVESTMENTS
	(Cost $12,887,742*)	100.29%	$ 15,462,920

	Liabilities in excess of other assets	-0.29%	(46,073)

	TOTAL NET ASSETS	100.00%	$ 15,416,847

+ Non-income producing security.
++ Restricted security.
(a) Securities for which market quotations are not readily available represents 2.80% of net assets.
These securities have been fair valued under procedures established by the Fund's Board of Trustees.
* The cost for Federal income tax purposes was $12,887,742. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $2,575,178. This consists of aggregate gross unrealized appreciation of
$2,671,032 and aggregate gross unrealized depreciation of $95,854.
** This security is considered a Passive Foreign Investment Company for Federal tax purposes.

RIC - Registered Investment Company
ADR - American Depositary Receipts

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006 (Unaudited)

Assets:
Investments in securities, at value
(Cost $12,887,742)	$ 15,462,920
Dividends and interest receivable	76,529
Receivable for Fund shares sold	5,827
Prepaid expenses and other assets	6,652
Total Assets	15,551,928

Liabilities:
Payable for investments purchased	90,590
Investment advisory fees payable	11,485
Shareholder servicing fees payable	8,996
Fund accounting fees payable	4,752
Transfer agent fees payable	1,082
Administration fees payable	796
Accrued expenses and other liabilities	17,380
Total Liabilities	135,081

Net Assets	$ 15,416,847

Net Assets Consist Of:
Paid in capital	$ 12,603,660
Accumulated net investment loss	(160,372)
Accumulated net realized gain from security transactions and
foreign currency	398,322
Net unrealized appreciation of investments	2,575,237

Net Assets	$ 15,416,847

Net asset value, offering price and redemption price per share*	$ 14.19

($15,416,847/1,086,116 shares of capital stock outstanding;
unlimited number shares authorized without par value)

* The Fund will impose a 2% redemption fee for any redemptions of
Fund shares ocurring within the first 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2006 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes $1,229)	$ 185,361
Interest	3,040
Total investment income	188,401

Expenses:
Advisory fees	66,548
Shareholder servicing fees	16,637
Fund accounting fees	13,417
Administration fees	9,388
Registration fees	9,100
Transfer agent fees	9,075
Insurance expense	6,352
Audit fees	5,895
Legal fees	3,716
Custody fees	1,998
Printing expense	1,474
Trustees' fees	1,126
Total expenses	144,726

Less:
Advisory fees waived	(12,136)
Net expenses	132,590

Net Investment Income	55,811

Net Realized and Unrealized Gain
on Investments:
Net realized gain from security transactions and foreign currency	272,483
Distributions of realized gains from other investment companies	240,179
Net change in unrealized appreciation of investments	1,149,124
Net realized and unrealized gain on investments	1,661,786

Net increase in net assets resulting from operations	$ 1,717,597

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	December 31, 2006	Year Ended
	(Unaudited)	June 30, 2006

From Operations:
Net investment income (loss)	$ 55,811	$ (53,050)
Net realized gain from security transactions
and foreign currency	272,483	56,621
Distributions of gains from other investment companies	240,179	119,142
Net change in unrealized appreciation of investments	1,149,124	1,101,967
Net increase in net assets
resulting from operations	1,717,597	1,224,680

Distributions:
From net investment income	(155,709)	(2,033)
From net realized gains	(271,831)	(37,275)
Net decrease in net assets from distributions	(427,540)	(39,308)

From Capital Share Transactions:
Subscriptions of fund shares	2,345,074	5,136,950
Reinvestment of dividends	427,540	39,308
Redemption fee proceeds	-	54
Redemptions of fund shares	(288,448)	(491,687)
Net increase in net assets from
capital share transactions	2,484,166	4,684,625

Net increase in net assets	3,774,223	5,869,997

Net Assets:
Beginning of Period	11,642,624	5,772,627
End of Period*	$ 15,416,847	$ 11,642,624
* Includes accumulated net investment loss of:	$ (160,372)	$ (60,474)

Capital Share Transactions:
Shares sold	176,851	418,233
Shares reinvested	30,066	3,246
Shares redeemed	(21,585)	(39,290)
	185,332	382,189

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	For the Six
	Months Ended		For the		For the
	December 31,		Year Ended		Period Ended
	2006		June 30,		June 30,
	(Unaudited)		2006		2005(1)
Net Asset Value, Beginning of Period	$ 12.92		$ 11.13		$ 10.00
Income From Investment Operations:
Net investment Income (2)	0.06		(0.08)		(0.07)
Net realized and unrealized gain (2)	1.62		1.93		1.22
Total from investment operations	1.68		1.85		1.15

Paid-In Capital from Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)

Less Distributions From:
Net investment income	(0.15)		(0.00)	(3)	(0.02)
Net realized gains	(0.26)		(0.06)		-
Total distributions	(0.41)		(0.06)		(0.02)

Net Asset Value, End of Period	$ 14.19		$ 12.92		$ 11.13

Total Return (4)	12.97%		16.64%		11.50%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$ 15,417		$ 11,643		$ 5,773
Ratio of expenses to average net
assets, before waiver/reimbursement (6)	2.17%	(5)	3.05%		7.88%	(5)
Ratio of expenses to average net
assets, after waiver/reimbursement (6)	1.99%	(5)	1.99%		1.99%	(5)
Ratio of net investment income (loss) to
average net assets, before waiver/reimbursement (7)	0.65%	(5)	(1.68)%		(6.76)%	(5)
Ratio of net investment income (loss)
to average net assets, after waiver/reimbursement (7)	0.84%	(5)	(0.62)%		(0.87)%	(5)

Portfolio Turnover Rate	19%		13%		8%
(1)	For the period from October 1, 2004 (commencement of operations) to June 30, 2005.
(2) Per share amounts calculated using the average shares method.
(3) Per share amount represents less than $0.01 per share.
(4)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5) Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 (Unaudited)

Note 1.  Organization

Rogé Partners Funds (the “Trust”) a Delaware business trust formed on April 15, 2004, and registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”) is comprised of the Rogé Partners Fund (the “Fund”).  The Fund commenced operations on October 1, 2004.   The Fund’s business and affairs are managed by its officers under the direction of its Board of Trustees (the “Board”).  The Fund’s investment objective is to seek total return and pursues its investment objective by investing primarily in other investment companies and country-regionplaceU.S. and foreign equity securities with a growth and value approach.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the country-regionplaceUnited States of America.

A.

Security Valuation – Securities listed on a national securities exchange and certain over-the-counter securities are valued as of the close of each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and ask prices. If no mean price is available, the last bid price is used.   NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).   Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing systems selected by R.W. Rogé & Co., Inc. (the “Advisor”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Advisor deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange-traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value (face value).

The Fund normally calculates net asset value (“NAV”) per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”) (generally 4:00PM Eastern Time) once on each day on which the NYSE is open for trading. Trading in securities on Far Eastern and certain other securities exchanges and over-the-counter markets is normally completed well before the close of the NYSE. In addition, Far Eastern and other securities trading generally, or in a particular country or countries, may take place on days that the NYSE is closed, and on which a Fund’s net asset value is not calculated. As a result of the aforementioned, calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.   Other securities for which market quotations are not readily available are valued at their fair value, as determined in good faith in accordance with the guidelines established by the Board.   There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, a Board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine fair value for a security.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2006 (Unaudited)

As of December 31, 2006, the Fund held three securities for which market quotations were not readily available.   The market value of these securities represented 2.80% of its net assets.

In September of 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.   However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

B.

Security Transactions and Related Investment Income – Securities transactions are accounted for on the trade date.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.   Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.   The amounts of dividends and distributions from net investment income and net realized gains, respectively, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the country-regionplaceUnited States of America.   These “book-tax” differences are either permanent or temporary in nature.   To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.   To the extent dividends and distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in surplus or tax return of capital.

C.

Federal Income Taxes - The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.   FASB Interpretation No. 48 – On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.   FIN 48 is to be implemented no later than June 29, 2007 and is to be applied to all open tax years.  Management believes that the adoption of FIN 48 will have no impact on the financial statements.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date.  The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2006 (Unaudited)

F.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.   These reclassifications have no effect on net assets and net asset value per share.    For the year ended June 30, 2006, the Fund increased accumulated net realized gains from security transactions by $3,707, and increased accumulated net investment loss by $3,707.

Note 3.  Investment Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an investment advisory agreement (the “Agreement”) with the Advisor. Pursuant to the Agreement, the Advisor manages the Fund’s investments and business affairs, subject to the supervision of the Board. For its services, the Advisor receives a fee equal to 1.00% of the average net assets of the Fund.

The Advisor has agreed contractually to waive its advisory fee and to reimburse expenses, other than extraordinary or non-recurring expenses, at least until December 31, 2006, such that the total annual fund operating expenses do not exceed 1.99% of average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and may increase its performance.   For the six months ended December 31, 2006, the Advisor waived fees amounting to $12,136.    The Fund’s total expenses subject to recoupment are $252,022.   As of December 31, 2006, the Advisor can recoup waived and reimbursed expenses of $161,395 until June 30, 2008 and $90,627 until June 30, 2009.

The Trust has entered into various service agreements (“Agreements”) with Gemini Fund Services, LLC (“GFS”). Pursuant to the Agreements, GFS serves as Administrator, Transfer and Dividend Disbursing Agent, Fund Accounting Agent, and Custody Administrator to the Fund. For these services, the Fund pays GFS an annual fee, paid monthly, based on a percentage of the Fund’s average daily net assets. In addition, certain agreements are subject to certain minimum requirements.

Aquarius Fund Distributors, LLC (“AFD”) is the Distributor of the Trust.   The Trust has adopted a Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.   Pursuant to the Plan, the Distributor will reimburse entities providing shareholder services to the Fund in connection with maintenance of shareholder accounts. The Fund will pay the Distributor a fee calculated at an annual rate of 0.25% of the Fund’s average daily net assets.  For the six months ended December 31, 2006, the Fund paid shareholder servicing fees of $16,637.

The Fund will impose a 2% redemption fee for any redemptions of Fund shares occurring within the first 90 days of purchase.  Fees in the amount of $0 were collected during the six months ended December 31, 2006.

Note 4.  Investment Transactions

During the six months ended December 31, 2006, the cost of purchases and proceeds from sales of investment securities, excluding short-term securities, aggregated $4,393,125 and $2,528,713, respectively.

Note 5.  Distributions to Shareholders

On December 28, 2006, distributions were declared for shareholders of record on December 28, 2006.   The distributions were paid on December 29, 2006.   The tax character of those distributions was as follows:

Distributions Paid from Ordinary Income:	$195,296
Distributions Paid from Long-Term Capital Gains:	$232,244

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2006 (Unaudited)

On December 28, 2005, distributions were declared for shareholders of record on December 28, 2005.   The distributions were paid on December 29, 2005.   The tax character of those distributions was as follows:

Distributions Paid from Ordinary Income:	$15,588
Distributions Paid from Long-Term Capital Gains:	$23,720

As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

Cost of investments:	10,359,944

Gross unrealized appreciation	1,357,164
Gross unrealized depreciation	(25,156)
Net unrealized appreciation	1,332,008

Accumulated net realized gain on security transactions	164,783
Undistributed net investment income	28,086
Post-October currency loss	(1,747)
1,523,130

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales and on investments in Passive Foreign Investment Companies.  For the year ended June 30, 2006, the Fund had deferred currency losses occurring subsequent to October 31, 2005. For tax purposes, such losses will be deferred until the year ending June 30, 2007.

Note 6.  Investment in Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies.  A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more that 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of December 31, 2006, the Fund was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
Armor Capital Partners LP	12/30/2005	200,000	$200,000	$228,875	1.48%
Excapsa Software, Inc.	10/18/2006	281,500	$86,940	$45,603	0.30%

Rogé Partners Fund
SUPPLEMENTAL INFORMATION
December 31, 2006 (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees), and other expenses.   The following examples are intended to help the shareholder understand the ongoing cost  (in dollars) of investing in a fund and to compare theses costs with the ongoing costs of investing in other mutual funds.    Please note, the expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), contingent deferred sales charges (CDSCs) on redemptions or any redemption fees.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the period from July 1, 2006 through December 31, 2006.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value (7/1/06)	Ending Account Value (12/31/06)	Expenses Paid During Period** (7/1/06-12/31/06)
Actual	$1,000.00	$1,129.70	$10.57
Hypothetical (5% return before expenses)	1,000.00	1,015.01	10.00

** Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the days in the reporting period).

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies related to portfolio securities during the period ended June 30, 2006 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-800-ROGE or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1st AND 3rd FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q.   Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).   The information on Form N-Q is available without charge, upon request, by calling 1-888-800-ROGE.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 9.   Submission of Matters to a Vote of Security Holder.   None.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 31, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Rogé Partners Funds

By (Signature and Title)

*

 Steven M. Rogé

/s/ Steven M. Rogé, President

Date

3/7/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

Steven M. Rogé

/s/ Steven M. Rogé, President

Date

3/7/07

By (Signature and Title)

*

Susan J. Chesley

/s/ Susan J. Chesley, Treasurer

Date

3/7/07

* Print the name and title of each signing officer under his or her signature.